Inventories	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Inventories

8. Inventories

December 31,	2025	2024
Finished products
Iron Ore Solutions	3,184	2,493
Vale Base Metals	686	571
	3,870	3,064

Work in progress	901	691
Consumable inventory	1,168	988

Net realizable value provision	(2)	(138)
Total of inventories	5,937	4,605

The cost of goods sold is presented in note 4(a).

Accounting policy
Inventories are stated at the lower of cost and net realizable value. Inventory production cost comprises variable and fixed costs, direct and indirect costs of production and are assigned to individual items of inventory based on weighted average costs method. At the end of the reporting period, net realizable value of inventories are assessed and a provision for losses on obsolete or slow-moving inventory may be recognized. The write-downs and reversals are recognized as “Cost of goods sold, and services rendered”.